UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: March 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	March 31, 2014

LEGG MASON

BATTERYMARCH

S&P 500 INDEX FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Legg Mason Partners Fund Advisor, LLC (“LMPFA”). The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Fund objective

The Fund seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the S&P 500® Index.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Batterymarch S&P 500 Index Fund for the six-month reporting period ended March 31, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Special shareholder notice:

Effective June 30, 2014, the Fund will be renamed QS Batterymarch S&P 500 Index Fund. Additionally at this time, the name of the Fund’s subadviser will change from Batterymarch Financial Management, Inc. to QS Batterymarch Financial Management, Inc. There is no change in the Fund’s investment objective as a result of these name changes.

Effective May 30, 2014, Russell Shtern, CFA and Robert Wang are responsible for the strategic oversight of Batterymarch’s investment process for the Fund. Their focus is on portfolio structure, and they are primarily responsible for ensuring that the Fund complies with its investment objective, guidelines and restrictions and Batterymarch’s current investment strategies. Mr. Shtern and Mr. Wang have been portfolio managers of the Fund since May 2014.

Russell Shtern, CFA has been associated with Batterymarch since 2014 and has 16 years of investment experience. He has been the head of equity portfolio management and trading at QS Investors since 2010. Mr. Shtern was formerly portfolio manager for Diversification Based Investing Equity and Tax Managed Equity for Deutsche Asset Management’s Quantitative Strategies Group, from 2003 to 2010. Robert Wang has been associated with Batterymarch since 2014 and has 34 years of investment experience. He has been the head of portfolio management and trading at QS Investors since 2010. Mr. Wang was formerly head of Quantitative Strategies Portfolio Management for Deutsche Asset Management’s Quantitative Strategies Group and senior fixed income portfolio manager from 1995 to 2010.

II	Legg Mason Batterymarch S&P 500 Index Fund

The effectiveness of these changes is contingent upon the closing of the acquisition of QS Investors by Legg Mason, Inc. For more information regarding these changes, please see the Fund’s prospectus.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

May 12, 2014

Legg Mason Batterymarch S&P 500 Index Fund	III

Investment commentary

Economic review

While the pace was uneven, the U.S. economy continued to grow over the six months ended March 31, 2014 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% during the third quarter of 2013, its best reading since the fourth quarter of 2011. The economy then decelerated during the fourth quarter of 2013, with GDP growth of 2.6%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments. The Commerce Department’s initial reading for first quarter 2014 GDP growth, released after the reporting period ended, was 0.1%. The sharp decline in growth was partially attributed to severe winter weather in the U.S., as well as slower growth overseas. In particular, the Commerce Department reported that moderating growth “primarily reflected downturns in exports and in nonresidential fixed investment, a larger decrease in private inventory investment, a deceleration in PCE [personal consumption expenditures], and a downturn in state and local government spending.”

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.2%. Unemployment then declined to 7.0% in November, 6.7% in December and 6.6% in January 2014, the latter being its lowest level since October 2008. Unemployment then ticked up to 6.7% in February 2014 and was unchanged in March 2014. Falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 63.2% in March 2014, close to its lowest level since 1978. The number of longer-term unemployed remained elevated, as roughly 35.8% of the 10.5 million Americans looking for work in March 2014 had been out of work for more than six months.

Sales of existing-homes declined at times during the reporting period given rising mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), existing-home sales fell 0.2% on a seasonally adjusted basis in March 2014 versus the previous month’s sales. However, the NAR reported that the median existing-home price for all housing types was $198,500 in March 2014, up 7.9% from March 2013. The inventory of homes available for sale in March 2014 was 5.0% higher than the previous month at a 5.2 month supply at the current sales pace and 3.1% higher than in March 2013.

The manufacturing sector continued to expand, although it temporarily decelerated in early 2014. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during all six months of the reporting period. It peaked in October 2013, with a PMI of 57.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s highest reading since April 2011. The PMI then moderated somewhat in December 2013 to 56.5 and fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up to 53.2 in February and 53.7 in March 2014. During March 2014, fourteen of the eighteen industries within the PMI expanded, versus eleven expanding in January 2014.

IV	Legg Mason Batterymarch S&P 500 Index Fund

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At a press conference following its meeting that ended on June 19, 2013, then Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program. Then, at its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion a month ($30 billion per month of agency MBS and $35 billion per month of longer-term Treasury securities). This was Ben Bernanke’s final meeting as the Chairman of the Federal Reserve Board. Janet Yellen was approved by the U.S. Senate in January 2014, and became Chair of the Fed on February 3, 2014. At its meeting that concluded on March 19, 2014, the Fed announced a further tapering of its asset purchases in April to a total of $55 billion a month ($25 billion per month of agency MBS and $30 billion per month of longer-term Treasuries). Finally, at its meeting that ended on April 30, 2014, after the reporting period ended, the Fed cut its monthly asset purchases. Beginning in May, it will buy a total of $45 billion a month ($20 billion per month of agency MBS and $25 billion per month of longer-term Treasuries).

Q. What factors impacted the U.S. stock market during the reporting period?

A. While there were periods of volatility and several “flights to quality,” the U.S. stock market generated strong results during the reporting period. Despite a number of macro issues, including some mixed economic data and geopolitical concerns, the market posted positive results during the first three months of the period. The market then weakened in January 2014, due to concerns related to China’s economy and the potential for moderating global growth. However, the setback was only temporary, as stocks rallied sharply in February given generally solid corporate profits and robust investor demand. Despite some disappointing economic data and increased geopolitical issues, the market was highly resilient and posted a modest gain in March 2014. All told, for the six months ended March 31, 2014, the S&P 500 Indexv gained 12.51%.

Looking at the U.S. stock market more closely, large-cap stocks generated the best returns during the six months ended

Legg Mason Batterymarch S&P 500 Index Fund	V

Investment commentary (cont’d)

March 31, 2014, with the Russell 1000 Indexvi returning 12.48%. In contrast, the Russell Midcap Indexvii returned 12.21% and small-cap stocks, as measured by the Russell 2000 Indexviii, returned 9.94%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 11.43% and 13.16%, respectively.

Performance review

For the six months ended March 31, 2014, Class A shares of Legg Mason Batterymarch S&P 500 Index Fund returned 12.19%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 12.51% for the same period. The Lipper S&P 500 Index Funds Category Average1 returned 12.19% over the same time frame.

Performance Snapshot as of March 31, 2014 (unaudited)
6 months
Legg Mason Batterymarch S&P 500 Index Fund:
Class A	12.19%
Class D	12.32%
S&P 500 Index	12.51%
Lipper S&P 500 Index Funds Category Average[1]	12.19%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/ individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2014, the gross total annual operating expense ratios for Class A and Class D shares were 0.64% and 0.58%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.59% for Class A shares and 0.39% for Class D shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 134 funds in the Fund’s Lipper category.

VI	Legg Mason Batterymarch S&P 500 Index Fund

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

April 25, 2014

RISKS: Stock prices are subject to market fluctuations. The Fund normally buys or sells a portfolio security only to reflect additions or deletions of stocks that comprise the S&P 500 Index or to adjust for relative weightings. The Fund does not mirror the S&P 500 Index exactly because, unlike the S&P 500 Index, the Fund must maintain a portion of its assets in cash and liquid short-term securities to meet redemption requests and pay the Fund’s expenses. The Fund’s performance will be influenced by political, social and economic factors affecting investments in companies in foreign countries. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Legg Mason Batterymarch S&P 500 Index Fund	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

viii The

Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

ix

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

VIII	Legg Mason Batterymarch S&P 500 Index Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2014 and September 30, 2013. The composition of the Fund’s investments is subject to change at any time.

Legg Mason Batterymarch S&P 500 Index Fund 2014 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2013 and held for the six months ended March 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	12.19%	$1,000.00	$1,121.90	0.59%	$3.12	Class A	5.00%	$1,000.00	$1,021.99	0.59%	$2.97
Class D	12.32	1,000.00	1,123.20	0.39	2.06	Class D	5.00	1,000.00	1,022.99	0.39	1.97

[1]	For the six months ended March 31, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

2	Legg Mason Batterymarch S&P 500 Index Fund 2014 Semi-Annual Report

Schedule of investments (unaudited)

March 31, 2014

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Common Stocks — 97.7%
Consumer Discretionary — 11.8%
Auto Components — 0.4%
BorgWarner Inc.	3,215	$197,626
Delphi Automotive PLC	3,900	264,654
Goodyear Tire & Rubber Co.	3,499	91,429
Johnson Controls Inc.	9,368	443,294
Total Auto Components		997,003
Automobiles — 0.7%
Ford Motor Co.	55,635	867,906
General Motors Co.	18,400	633,328
Harley-Davidson Inc.	3,105	206,824
Total Automobiles		1,708,058
Distributors — 0.1%
Genuine Parts Co.	2,169	188,378
Diversified Consumer Services — 0.1%
Graham Holdings Co., Class B	66	46,447
H&R Block Inc.	3,868	116,775
Total Diversified Consumer Services		163,222
Hotels, Restaurants & Leisure — 1.7%
Carnival Corp.	6,183	234,088
Chipotle Mexican Grill Inc.	438	248,806	*
Darden Restaurants Inc.	1,851	93,957
International Game Technology	3,481	48,943
Marriott International Inc., Class A Shares	3,119	174,726
McDonald’s Corp.	13,965	1,368,989
Starbucks Corp.	10,663	782,451
Starwood Hotels & Resorts Worldwide Inc.	2,707	215,477
Wyndham Worldwide Corp.	1,807	132,327
Wynn Resorts Ltd.	1,143	253,917
Yum! Brands Inc.	6,248	471,037
Total Hotels, Restaurants & Leisure		4,024,718
Household Durables — 0.4%
D.R. Horton Inc.	4,017	86,968
Garmin Ltd.	1,734	95,821
Harman International Industries Inc.	957	101,825
Leggett & Platt Inc.	1,959	63,942
Lennar Corp., Class A Shares	2,480	98,257
Mohawk Industries Inc.	862	117,215	*
Newell Rubbermaid Inc.	3,935	117,656

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2014 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

March 31, 2014

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Household Durables — continued
PulteGroup Inc.	4,842	$92,918
Whirlpool Corp.	1,093	163,360
Total Household Durables		937,962
Internet & Catalog Retail — 1.3%
Amazon.com Inc.	5,248	1,766,057	*
Expedia Inc.	1,443	104,618
Netflix Inc.	844	297,113	*
Priceline.com Inc.	735	876,039	*
TripAdvisor Inc.	1,646	149,111	*
Total Internet & Catalog Retail		3,192,938
Leisure Equipment & Products — 0.1%
Hasbro Inc.	1,644	91,439
Mattel Inc.	4,801	192,568
Total Leisure Equipment & Products		284,007
Media — 3.5%
Cablevision Systems Corp., New York Group, Class A Shares	3,020	50,947
CBS Corp., Class B Shares	7,785	481,113
Comcast Corp., Class A Shares	36,770	1,839,235
DIRECTV	6,684	510,791	*
Discovery Communications Inc., Class A Shares	3,090	255,543	*
Gannett Co. Inc.	3,207	88,513
Interpublic Group of Cos. Inc.	5,982	102,532
News Corp., Class A Shares	7,025	120,971	*
Omnicom Group Inc.	3,642	264,409
Scripps Networks Interactive, Class A Shares	1,553	117,888
Time Warner Cable Inc.	3,884	532,807
Time Warner Inc.	12,593	822,701
Twenty-First Century Fox Inc.	27,368	874,955
Viacom Inc., Class B Shares	5,657	480,789
Walt Disney Co.	22,986	1,840,489
Total Media		8,383,683
Multiline Retail — 0.6%
Dollar General Corp.	4,156	230,575	*
Dollar Tree Inc.	2,935	153,148	*
Family Dollar Stores Inc.	1,348	78,198
Kohl’s Corp.	2,839	161,255
Macy’s Inc.	5,198	308,189
Nordstrom Inc.	2,019	126,087
Target Corp.	8,916	539,507
Total Multiline Retail		1,596,959

See Notes to Financial Statements.

4	Legg Mason Batterymarch S&P 500 Index Fund 2014 Semi-Annual Report

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Specialty Retail — 2.1%
AutoNation Inc.	890	$47,375	*
AutoZone Inc.	476	255,660	*
Bed Bath & Beyond Inc.	3,004	206,675	*
Best Buy Co. Inc.	3,856	101,837
CarMax Inc.	3,149	147,373	*
GameStop Corp., Class A Shares	1,634	67,157
Gap Inc.	3,737	149,704
Home Depot Inc.	19,866	1,571,997
L Brands Inc.	3,440	195,289
Lowe’s Cos. Inc.	14,754	721,471
O’Reilly Automotive Inc.	1,501	222,733	*
PetSmart Inc.	1,464	100,855
Ross Stores Inc.	3,032	216,940
Staples Inc.	9,180	104,101
Tiffany & Co.	1,554	133,877
TJX Cos. Inc.	10,033	608,501
Tractor Supply Co.	1,969	139,070
Urban Outfitters Inc.	1,538	56,091	*
Total Specialty Retail		5,046,706
Textiles, Apparel & Luxury Goods — 0.8%
Coach Inc.	3,915	194,419
Fossil Group Inc.	679	79,178	*
Michael Kors Holdings Ltd.	2,500	233,175	*
NIKE Inc., Class B Shares	10,493	775,013
PVH Corp.	1,151	143,610
Ralph Lauren Corp.	834	134,216
V.F. Corp.	4,970	307,544
Total Textiles, Apparel & Luxury Goods		1,867,155
Total Consumer Discretionary		28,390,789
Consumer Staples — 9.4%
Beverages — 2.1%
Beam Inc.	2,305	192,007
Brown-Forman Corp., Class B Shares	2,287	205,121
Coca-Cola Co.	53,452	2,066,454
Coca-Cola Enterprises Inc.	3,352	160,092
Constellation Brands Inc., Class A Shares	2,360	200,529	*
Dr. Pepper Snapple Group Inc.	2,747	149,602
Molson Coors Brewing Co., Class B Shares	2,234	131,493

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2014 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

March 31, 2014

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Beverages — continued
Monster Beverage Corp.	1,900	$ 131,955 *
PepsiCo Inc.	21,477	1,793,329
Total Beverages		5,030,582
Food & Staples Retailing — 2.3%
Costco Wholesale Corp.	6,203	692,751
CVS Caremark Corp.	16,681	1,248,739
Kroger Co.	7,286	318,034
Safeway Inc.	3,249	120,018
Sysco Corp.	8,252	298,145
Wal-Mart Stores Inc.	22,823	1,744,362
Walgreen Co.	12,332	814,282
Whole Foods Market Inc.	5,276	267,546
Total Food & Staples Retailing		5,503,877
Food Products — 1.6%
Archer-Daniels-Midland Co.	9,288	403,006
Campbell Soup Co.	2,523	113,232
ConAgra Foods Inc.	5,930	184,008
General Mills Inc.	8,811	456,586
Hershey Co.	2,116	220,911
Hormel Foods Corp.	1,899	93,564
J.M. Smucker Co.	1,463	142,262
Kellogg Co.	3,623	227,198
Keurig Green Mountain Inc.	1,822	192,385
Kraft Foods Group Inc.	8,351	468,491
McCormick & Co. Inc., Non Voting Shares	1,850	132,719
Mead Johnson Nutrition Co., Class A Shares	2,761	229,550
Mondelez International Inc., Class A Shares	24,055	831,100
Tyson Foods Inc., Class A Shares	3,792	166,886
Total Food Products		3,861,898
Household Products — 1.9%
Clorox Co.	1,833	161,323
Colgate-Palmolive Co.	12,315	798,874
Kimberly-Clark Corp.	5,353	590,168
Procter & Gamble Co.	38,250	3,082,950
Total Household Products		4,633,315
Personal Products — 0.1%
Avon Products Inc.	6,122	89,626
Estee Lauder Cos. Inc., Class A Shares	3,606	241,169
Total Personal Products		330,795

See Notes to Financial Statements.

6	Legg Mason Batterymarch S&P 500 Index Fund 2014 Semi-Annual Report

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Tobacco — 1.4%
Altria Group Inc.	28,113	$1,052,270
Lorillard Inc.	5,101	275,862
Philip Morris International Inc.	22,362	1,830,777
Reynolds American Inc.	4,393	234,674
Total Tobacco		3,393,583
Total Consumer Staples		22,754,050
Energy — 9.9%
Energy Equipment & Services — 1.9%
Baker Hughes Inc.	6,167	400,978
Cameron International Corp.	3,058	188,893 *
Diamond Offshore Drilling Inc.	981	47,834
Ensco PLC, Class A Shares	3,300	174,174
FMC Technologies Inc.	3,330	174,126 *
Halliburton Co.	12,004	706,915
Helmerich & Payne Inc.	1,517	163,168
Nabors Industries Ltd.	3,681	90,737
National-Oilwell Varco Inc.	6,045	470,724
Noble Corp. PLC	3,585	117,373
Rowan Cos. PLC, Class A Shares	1,753	59,041	*
Schlumberger Ltd.	18,443	1,798,192
Transocean Ltd.	4,788	197,936
Total Energy Equipment & Services		4,590,091
Oil, Gas & Consumable Fuels — 8.0%
Anadarko Petroleum Corp.	7,106	602,304
Apache Corp.	5,568	461,866
Cabot Oil & Gas Corp.	5,957	201,823
Chesapeake Energy Corp.	7,142	182,978
Chevron Corp.	26,933	3,202,603
ConocoPhillips	17,296	1,216,774
CONSOL Energy Inc.	3,233	129,158
Denbury Resources Inc.	5,022	82,361
Devon Energy Corp.	5,403	361,623
EOG Resources Inc.	3,853	755,843
EQT Corp.	2,129	206,449
Exxon Mobil Corp.	60,960	5,954,573
Hess Corp.	3,855	319,502
Kinder Morgan Inc.	9,457	307,258
Marathon Oil Corp.	9,832	349,233

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

March 31, 2014

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Marathon Petroleum Corp.	4,184	$364,175
Murphy Oil Corp.	2,429	152,687
Newfield Exploration Co.	1,923	60,305	*
Noble Energy Inc.	5,078	360,741
Occidental Petroleum Corp.	11,211	1,068,296
ONEOK Inc.	2,931	173,662
Peabody Energy Corp.	3,827	62,533
Phillips 66	8,248	635,591
Pioneer Natural Resources Co.	2,016	377,274
QEP Resources Inc.	2,436	71,716
Range Resources Corp.	2,309	191,578
Southwestern Energy Co.	4,979	229,084	*
Spectra Energy Corp.	9,454	349,231
Tesoro Corp.	1,859	94,047
Valero Energy Corp.	7,512	398,887
Williams Cos. Inc.	9,655	391,800
Total Oil, Gas & Consumable Fuels		19,315,955
Total Energy		23,906,046
Financials — 16.1%
Capital Markets — 2.1%
Ameriprise Financial Inc.	2,692	296,308
Bank of New York Mellon Corp.	16,012	565,064
BlackRock Inc.	1,772	557,259
Charles Schwab Corp.	16,487	450,590
E*TRADE Financial Corp.	4,052	93,277	*
Franklin Resources Inc.	5,695	308,555
Goldman Sachs Group Inc.	5,940	973,269
Invesco Ltd.	6,174	228,438
Legg Mason Inc.	1,478	72,481	(a)
Morgan Stanley	19,788	616,792
Northern Trust Corp.	3,147	206,317
State Street Corp.	6,089	423,490
T. Rowe Price Group Inc.	3,697	304,448
Total Capital Markets		5,096,288
Commercial Banks — 6.2%
Bank of America Corp.	149,085	2,564,262
BB&T Corp.	10,029	402,865
Citigroup Inc.	42,836	2,038,994

See Notes to Financial Statements.

8	Legg Mason Batterymarch S&P 500 Index Fund 2014 Semi-Annual Report

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Commercial Banks — continued
Comerica Inc.	2,568	$133,022
Fifth Third Bancorp	12,011	275,652
Huntington Bancshares Inc.	11,725	116,898
JPMorgan Chase & Co.	53,421	3,243,189
KeyCorp	12,547	178,669
M&T Bank Corp.	1,849	224,284
PNC Financial Services Group Inc.	7,534	655,458
Regions Financial Corp.	20,025	222,478
SunTrust Banks Inc.	7,543	300,136
U.S. Bancorp	25,711	1,101,973
Wells Fargo & Co.	67,548	3,359,838
Zions Bancorporation	2,608	80,796
Total Commercial Banks		14,898,514
Consumer Finance — 1.0%
American Express Co.	12,892	1,160,667
Capital One Financial Corp.	8,080	623,453
Discover Financial Services	6,666	387,894
SLM Corp.	6,048	148,055
Total Consumer Finance		2,320,069
Diversified Financial Services — 1.9%
Berkshire Hathaway Inc., Class B Shares	25,395	3,173,613	*
CME Group Inc.	4,452	329,493
IntercontinentalExchange Group Inc.	1,621	320,682
Leucadia National Corp.	4,418	123,704
McGraw Hill Financial Inc.	3,779	288,338
Moody’s Corp.	2,653	210,436
Nasdaq OMX Group Inc.	1,649	60,914
Principal Financial Group Inc.	3,877	178,303
Total Diversified Financial Services		4,685,483
Insurance — 2.7%
ACE Ltd.	4,750	470,535
AFLAC Inc.	6,431	405,410
Allstate Corp.	6,307	356,850
American International Group Inc.	20,654	1,032,907
Aon PLC	4,228	356,336
Assurant Inc.	1,010	65,610
Chubb Corp.	3,465	309,424
Cincinnati Financial Corp.	2,076	101,018

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2014 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

March 31, 2014

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Insurance — continued
Genworth Financial Inc., Class A Shares	6,988	$123,897	*
Hartford Financial Services Group Inc.	6,296	222,060
Lincoln National Corp.	3,720	188,492
Loews Corp.	4,318	190,208
Marsh & McLennan Cos. Inc.	7,736	381,385
MetLife Inc.	15,849	836,827
Progressive Corp.	7,726	187,124
Prudential Financial Inc.	6,531	552,849
Torchmark Corp.	1,249	98,296
Travelers Cos. Inc.	4,949	421,160
Unum Group	3,660	129,235
XL Group PLC	3,895	121,719
Total Insurance		6,551,342
Real Estate Investment Trusts (REITs) — 2.1%
American Tower Corp.	5,573	456,262
Apartment Investment and Management Co., Class A Shares	2,061	62,283
AvalonBay Communities Inc.	1,716	225,345
Boston Properties Inc.	2,159	247,270
Crown Castle International Corp.	4,712	347,651
Equity Residential	4,737	274,699
General Growth Properties Inc.	7,300	160,600
HCP Inc.	6,449	250,157
Health Care REIT Inc.	4,091	243,824
Host Hotels & Resorts Inc.	10,675	216,062
Kimco Realty Corp.	5,780	126,466
Macerich Co.	1,983	123,600
Plum Creek Timber Co. Inc.	2,499	105,058
Prologis Inc.	7,048	287,770
Public Storage Inc.	2,039	343,551
Simon Property Group Inc.	4,433	727,012
Ventas Inc.	4,151	251,426
Vornado Realty Trust	2,457	242,162
Weyerhaeuser Co.	8,247	242,050
Total Real Estate Investment Trusts (REITs)		4,933,248
Real Estate Management & Development — 0.0%
CBRE Group Inc., Class A Shares	3,934	107,909	*
Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp Inc.	6,709	65,949

See Notes to Financial Statements.

10	Legg Mason Batterymarch S&P 500 Index Fund 2014 Semi-Annual Report

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Thrifts & Mortgage Finance — continued
People’s United Financial Inc.	4,395	$65,354
Total Thrifts & Mortgage Finance		131,303
Total Financials		38,724,156
Health Care — 13.1%
Biotechnology — 2.3%
Alexion Pharmaceuticals Inc.	2,790	424,443	*
Amgen Inc.	10,650	1,313,571
Biogen Idec Inc.	3,335	1,020,076	*
Celgene Corp.	5,728	799,629	*
Gilead Sciences Inc.	21,700	1,537,662	*
Regeneron Pharmaceuticals Inc.	1,111	333,611	*
Vertex Pharmaceuticals Inc.	3,326	235,215	*
Total Biotechnology		5,664,207
Health Care Equipment & Supplies — 2.1%
Abbott Laboratories	21,768	838,286
Baxter International Inc.	7,662	563,770
Becton, Dickinson & Co.	2,723	318,809
Boston Scientific Corp.	18,681	252,567	*
C.R. Bard Inc.	1,095	162,038
CareFusion Corp.	2,859	114,989	*
Covidien PLC	6,400	471,424
DENTSPLY International Inc.	2,000	92,080
Edwards Lifesciences Corp.	1,513	112,219	*
Hospira Inc.	2,348	101,551	*
Intuitive Surgical Inc.	538	235,639	*
Medtronic Inc.	14,118	868,822
St. Jude Medical Inc.	4,003	261,756
Stryker Corp.	4,158	338,752
Varian Medical Systems Inc.	1,461	122,709	*
Zimmer Holdings Inc.	2,389	225,952
Total Health Care Equipment & Supplies		5,081,363
Health Care Providers & Services — 2.1%
Aetna Inc.	5,117	383,622
AmerisourceBergen Corp.	3,233	212,052
Cardinal Health Inc.	4,837	338,493
CIGNA Corp.	3,860	323,198
DaVita HealthCare Partners Inc.	2,497	171,918	*
Express Scripts Holding Co.	10,947	822,010	*

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2014 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

March 31, 2014

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Health Care Providers & Services — continued
Humana Inc.	2,173	$244,941
Laboratory Corporation of America Holdings	1,203	118,147	*
McKesson Corp.	3,247	573,323
Patterson Cos. Inc.	1,158	48,358
Quest Diagnostics Inc.	2,036	117,925
Tenet Healthcare Corp.	1,368	58,564	*
UnitedHealth Group Inc.	13,955	1,144,170
WellPoint Inc.	3,985	396,707
Total Health Care Providers & Services		4,953,428
Health Care Technology — 0.1%
Cerner Corp.	4,173	234,731	*
Life Sciences Tools & Services — 0.5%
Agilent Technologies Inc.	4,704	263,048
PerkinElmer Inc.	1,592	71,736
Thermo Fisher Scientific Inc.	5,527	664,566
Waters Corp.	1,201	130,200	*
Total Life Sciences Tools & Services		1,129,550
Pharmaceuticals — 6.0%
AbbVie Inc.	22,343	1,148,430
Actavis PLC	2,390	491,982	*
Allergan Inc.	4,210	522,461
Bristol-Myers Squibb Co.	23,192	1,204,824
Eli Lilly & Co.	13,900	818,154
Forest Laboratories Inc.	3,364	310,396	*
Johnson & Johnson	39,907	3,920,065
Merck & Co. Inc.	41,484	2,355,047
Mylan Inc.	5,247	256,211	*
Perrigo Co. PLC	1,887	291,843
Pfizer Inc.	90,044	2,892,213
Zoetis Inc.	7,000	202,580
Total Pharmaceuticals		14,414,206
Total Health Care		31,477,485
Industrials — 10.4%
Aerospace & Defense — 2.1%
Boeing Co.	9,648	1,210,728
General Dynamics Corp.	4,587	499,616
Honeywell International Inc.	11,062	1,026,111
L-3 Communications Holdings Inc.	1,211	143,080

See Notes to Financial Statements.

12	Legg Mason Batterymarch S&P 500 Index Fund 2014 Semi-Annual Report

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Aerospace & Defense — continued
Lockheed Martin Corp.	3,809	$621,781
Northrop Grumman Corp.	3,058	377,296
Precision Castparts Corp.	2,049	517,905
Raytheon Co.	4,437	438,331
Rockwell Collins Inc.	1,907	151,931
Total Aerospace & Defense		4,986,779
Air Freight & Logistics — 0.7%
C.H. Robinson Worldwide Inc.	2,094	109,705
Expeditors International of Washington Inc.	2,859	113,302
FedEx Corp.	4,141	548,931
Ryder System Inc.	753	60,180
United Parcel Service Inc., Class B Shares	10,025	976,234
Total Air Freight & Logistics		1,808,352
Airlines — 0.3%
Delta Air Lines Inc.	11,982	415,176
Southwest Airlines Co.	9,903	233,810
Total Airlines		648,986
Building Products — 0.1%
Allegion PLC	1,271	66,308
Masco Corp.	5,028	111,672
Total Building Products		177,980
Commercial Services & Supplies — 0.4%
ADT Corp.	2,547	76,283
Cintas Corp.	1,421	84,706
Iron Mountain Inc.	2,405	66,306
Pitney Bowes Inc.	2,857	74,253
Republic Services Inc.	3,815	130,320
Stericycle Inc.	1,201	136,458 *
Tyco International Ltd.	6,493	275,303
Waste Management Inc.	6,155	258,941
Total Commercial Services & Supplies		1,102,570
Construction & Engineering — 0.2%
Fluor Corp.	2,262	175,825
Jacobs Engineering Group Inc.	1,861	118,174 *
Quanta Services Inc.	3,071	113,320 *
Total Construction & Engineering		407,319
Electrical Equipment — 0.7%
AMETEK Inc.	3,457	178,001
Eaton Corp. PLC	6,705	503,680

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2014 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

March 31, 2014

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Electrical Equipment — continued
Emerson Electric Co.	9,917	$662,455
Rockwell Automation Inc.	1,958	243,869
Roper Industries Inc.	1,404	187,448
Total Electrical Equipment		1,775,453
Industrial Conglomerates — 2.6%
3M Co.	8,881	1,204,796
General Electric Co.	141,537	3,664,393
Textron Inc.	3,985	156,571
United Technologies Corp.	11,878	1,387,825
Total Industrial Conglomerates		6,413,585
Machinery — 2.0%
Caterpillar Inc.	8,998	894,131
Cummins Inc.	2,450	365,025
Danaher Corp.	8,474	635,550
Deere & Co.	5,216	473,613
Dover Corp.	2,399	196,118
Flowserve Corp.	1,941	152,058
Illinois Tool Works Inc.	5,514	448,454
Ingersoll-Rand PLC	3,648	208,812
Joy Global Inc.	1,428	82,824
PACCAR Inc.	4,998	337,065
Pall Corp.	1,549	138,589
Parker Hannifin Corp.	2,104	251,870
Pentair Ltd., Registered Shares	2,785	220,962
Snap-on Inc.	819	92,940
Stanley Black & Decker Inc.	2,195	178,322
Xylem Inc.	2,564	93,381
Total Machinery		4,769,714
Professional Services — 0.2%
Dun & Bradstreet Corp.	531	52,755
Equifax Inc.	1,721	117,079
Nielsen Holdings NV	4,000	178,520
Robert Half International Inc.	1,940	81,383
Total Professional Services		429,737
Road & Rail — 0.9%
CSX Corp.	14,214	411,780
Kansas City Southern	1,555	158,703
Norfolk Southern Corp.	4,369	424,536
Union Pacific Corp.	6,420	1,204,777
Total Road & Rail		2,199,796

See Notes to Financial Statements.

14	Legg Mason Batterymarch S&P 500 Index Fund 2014 Semi-Annual Report

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Trading Companies & Distributors — 0.2%
Fastenal Co.	3,852	$189,981
W. W. Grainger Inc.	864	218,298
Total Trading Companies & Distributors		408,279
Total Industrials		25,128,550
Information Technology — 18.2%
Communications Equipment — 1.7%
Cisco Systems Inc.	72,669	1,628,512
F5 Networks Inc.	1,064	113,454	*
Harris Corp.	1,507	110,252
Juniper Networks Inc.	7,069	182,098	*
Motorola Solutions Inc.	3,157	202,964
QUALCOMM Inc.	23,856	1,881,284
Total Communications Equipment		4,118,564
Computers & Peripherals — 3.9%
Apple Inc.	12,583	6,753,799
EMC Corp.	28,575	783,241
Hewlett-Packard Co.	26,735	865,145
NetApp Inc.	4,673	172,434
SanDisk Corp.	3,181	258,265
Seagate Technology PLC	4,638	260,470
Western Digital Corp.	2,967	272,430
Total Computers & Peripherals		9,365,784
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A Shares	2,231	204,471
Corning Inc.	19,638	408,863
FLIR Systems Inc.	1,988	71,568
Jabil Circuit Inc.	2,647	47,646
TE Connectivity Ltd.	5,800	349,218
Total Electronic Equipment, Instruments & Components		1,081,766
Internet Software & Services — 3.1%
Akamai Technologies Inc.	2,518	146,573	*
eBay Inc.	16,438	908,035	*
Facebook Inc., Class A Shares	24,100	1,451,784	*
Google Inc., Class A Shares	3,982	4,437,979	*
VeriSign Inc.	1,772	95,528	*
Yahoo! Inc.	13,243	475,424	*
Total Internet Software & Services		7,515,323

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2014 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

March 31, 2014

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
IT Services — 3.5%
Accenture PLC, Class A Shares	8,986	$716,364
Alliance Data Systems Corp.	750	204,338	*
Automatic Data Processing Inc.	6,797	525,136
Cognizant Technology Solutions Corp., Class A Shares	8,569	433,677	*
Computer Sciences Corp.	2,055	124,985
Fidelity National Information Services Inc.	4,100	219,145
Fiserv Inc.	3,590	203,517	*
International Business Machines Corp.	13,809	2,658,094
MasterCard Inc., Class A Shares	14,395	1,075,307
Paychex Inc.	4,572	194,767
Teradata Corp.	2,328	114,514	*
Total System Services Inc.	2,332	70,916
Visa Inc., Class A Shares	7,151	1,543,615
Western Union Co.	7,730	126,463
Xerox Corp.	15,713	177,557
Total IT Services		8,388,395
Semiconductors & Semiconductor Equipment — 2.1%
Altera Corp.	4,480	162,355
Analog Devices Inc.	4,409	234,294
Applied Materials Inc.	17,085	348,876
Broadcom Corp., Class A Shares	7,787	245,135
First Solar Inc.	994	69,371	*
Intel Corp.	70,140	1,810,314
KLA-Tencor Corp.	2,350	162,479
Lam Research Corp.	2,290	125,950	*
Linear Technology Corp.	3,328	162,040
LSI Corp.	7,877	87,198
Microchip Technology Inc.	2,809	134,158
Micron Technology Inc.	14,966	354,096	*
NVIDIA Corp.	7,819	140,038
Texas Instruments Inc.	15,295	721,159
Xilinx Inc.	3,765	204,327
Total Semiconductors & Semiconductor Equipment		4,961,790
Software — 3.5%
Adobe Systems Inc.	6,553	430,794	*
Autodesk Inc.	3,205	157,622	*
CA Inc.	4,548	140,852
Citrix Systems Inc.	2,593	148,916	*

See Notes to Financial Statements.

16	Legg Mason Batterymarch S&P 500 Index Fund 2014 Semi-Annual Report

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Software — continued
Electronic Arts Inc.	4,338	$125,845	*
Intuit Inc.	3,997	310,687
Microsoft Corp.	106,559	4,367,853
Oracle Corp.	48,852	1,998,535
Red Hat Inc.	2,674	141,669	*
Salesforce.com Inc.	7,918	452,039	*
Symantec Corp.	9,756	194,827
Total Software		8,469,639
Total Information Technology		43,901,261
Materials — 3.4%
Chemicals — 2.5%
Air Products & Chemicals Inc.	2,986	355,453
Airgas Inc.	939	100,013
CF Industries Holdings Inc.	782	203,820
Dow Chemical Co.	17,152	833,416
E.I. du Pont de Nemours & Co.	13,078	877,534
Eastman Chemical Co.	2,151	185,438
Ecolab Inc.	3,818	412,306
FMC Corp.	1,875	143,550
International Flavors & Fragrances Inc.	1,147	109,733
LyondellBasell Industries NV, Class A Shares	6,100	542,534
Monsanto Co.	7,405	842,467
Mosaic Co.	4,783	239,150
PPG Industries Inc.	1,954	378,021
Praxair Inc.	4,147	543,133
Sherwin-Williams Co.	1,202	236,950
Sigma-Aldrich Corp.	1,685	157,345
Total Chemicals		6,160,863
Construction Materials — 0.1%
Vulcan Materials Co.	1,842	122,401
Containers & Packaging — 0.2%
Avery Dennison Corp.	1,354	68,607
Ball Corp.	1,983	108,689
Bemis Co. Inc.	1,434	56,270
MeadWestvaco Corp.	2,462	92,670
Owens-Illinois Inc.	2,324	78,621	*
Sealed Air Corp.	2,768	90,984
Total Containers & Packaging		495,841

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2014 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

March 31, 2014

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Metals & Mining — 0.5%
Alcoa Inc.	15,203	$195,663
Allegheny Technologies Inc.	1,522	57,349
Cliffs Natural Resources Inc.	2,160	44,194
Freeport-McMoRan Copper & Gold Inc.	14,649	484,442
Newmont Mining Corp.	7,024	164,642
Nucor Corp.	4,491	226,975
United States Steel Corp.	2,041	56,352
Total Metals & Mining		1,229,617
Paper & Forest Products — 0.1%
International Paper Co.	6,190	283,997
Total Materials		8,292,719
Telecommunication Services — 2.4%
Diversified Telecommunication Services — 2.4%
AT&T Inc.	73,453	2,575,997
CenturyLink Inc.	8,153	267,744
Frontier Communications Corp.	14,096	80,347
Verizon Communications Inc.	58,419	2,778,992
Windstream Holdings Inc.	8,407	69,274
Total Telecommunication Services		5,772,354
Utilities — 3.0%
Electric Utilities — 1.6%
American Electric Power Co. Inc.	6,881	348,592
Duke Energy Corp.	9,966	709,779
Edison International	4,596	260,180
Entergy Corp.	2,519	168,395
Exelon Corp.	12,096	405,942
FirstEnergy Corp.	5,907	201,015
NextEra Energy Inc.	6,150	588,063
Northeast Utilities	4,450	202,475
Pepco Holdings Inc.	3,534	72,376
Pinnacle West Capital Corp.	1,555	84,996
PPL Corp.	8,898	294,880
Southern Co.	12,526	550,392
Total Electric Utilities		3,887,085
Gas Utilities — 0.0%
AGL Resources Inc.	1,763	86,317
Independent Power Producers & Energy Traders — 0.1%
AES Corp.	9,293	132,704
NRG Energy Inc.	4,588	145,898
Total Independent Power Producers & Energy Traders		278,602

See Notes to Financial Statements.

18	Legg Mason Batterymarch S&P 500 Index Fund 2014 Semi-Annual Report

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Multi-Utilities — 1.3%
Ameren Corp.	3,423	$141,028
CenterPoint Energy Inc.	6,050	143,324
CMS Energy Corp.	3,763	110,181
Consolidated Edison Inc.	4,132	221,682
Dominion Resources Inc.	8,203	582,331
DTE Energy Co.	2,499	185,651
Integrys Energy Group Inc.	1,153	68,776
NiSource Inc.	4,429	157,362
PG&E Corp.	6,456	278,899
Public Service Enterprise Group Inc.	7,140	272,320
SCANA Corp.	1,991	102,178
Sempra Energy	3,206	310,212
TECO Energy Inc.	2,891	49,581
Wisconsin Energy Corp.	3,188	148,401
Xcel Energy Inc.	7,030	213,431
Total Multi-Utilities		2,985,357
Total Utilities		7,237,361
Total Common Stocks (Cost — $140,533,088)		235,584,771
Investment in Underlying Funds — 2.0%
SPDR S&P 500 ETF Trust (Cost— $4,857,832)	25,991	4,861,356
Total Investments — 99.7% (Cost — $145,390,920#)		$240,446,127
Other Assets in Excess of Liabilities — 0.3%		734,618
Total Net Assets — 100.0%		$241,180,745

*	Non-income producing security.
(a)	Investment in affiliate. This security is a component of the S&P 500 Index in which the Fund invests (Note 7).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ETF	— Exchange Traded Fund
SPDR	— Standard & Poor’s Depositary Receipts

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2014 Semi-Annual Report	19

Statement of assets and liabilities (unaudited)

March 31, 2014

Assets:
Investments in unaffiliated securities, at value (Cost — $145,205,372)	$240,373,646
Investments in affiliated securities, at value (Cost — $185,548)	72,481
Receivable for securities sold	5,039,710
Receivable for Fund shares sold	677,277
Dividends receivable	280,248
Prepaid expenses	22,855
Total Assets	246,466,217

Liabilities:
Payable for securities purchased	4,584,162
Due to custodian	306,440
Payable for Fund shares repurchased	204,595
Investment management fee payable	44,555
Service and/or distribution fees payable	39,298
Trustees’ fees payable	2,004
Accrued expenses	104,418
Total Liabilities	5,285,472
Total Net Assets	$241,180,745

Net Assets:
Par value (Note 8)	$128
Paid-in capital in excess of par value	157,687,086
Undistributed net investment income	342,661
Accumulated net realized loss on investments	(11,904,337)
Net unrealized appreciation on investments	95,055,207
Total Net Assets	$241,180,745

Shares Outstanding:
Class A	12,260,089
Class D	492,270

Net Asset Value:
Class A	$18.91
Class D	$19.03

See Notes to Financial Statements.

20	Legg Mason Batterymarch S&P 500 Index Fund 2014 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended March 31, 2014

Investment Income:
Dividends from unaffiliated investments	$2,443,225
Dividends from affiliated investments	625
Interest	15
Total Investment Income	2,443,865

Expenses:
Investment management fee (Note 2)	297,433
Service and/or distribution fees (Notes 2 and 5)	228,813
Transfer agent fees (Note 5)	107,780
Audit and tax	20,450
Legal fees	17,899
Registration fees	17,468
Shareholder reports	15,229
Standard & Poor’s license fees	11,897
Fund accounting fees	11,683
Trustees’ fees	8,063
Custody fees	6,572
Insurance	2,694
Miscellaneous expenses	2,023
Total Expenses	748,004
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(55,196)
Net Expenses	692,808
Net Investment Income	1,751,057

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	12,280,145
Investment transactions in affiliated securities	(15,054)
Net Realized Gain	12,265,091
Change in Net Unrealized Appreciation (Depreciation) From:
Unaffiliated Investments	13,266,648
Affiliated investments	39,727
Change in Net Unrealized Appreciation (Depreciation)	13,306,375
Net Gain on Investments	25,571,466
Increase in Net Assets from Operations	$27,322,523

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2014 Semi-Annual Report	21

Statements of changes in net assets

For the Six Months Ended March 31, 2014 (unaudited) and the Year Ended September 30, 2013	2014	2013

Operations:
Net investment income	$1,751,057	$3,936,314
Net realized gain	12,265,091	24,174,015
Change in net unrealized appreciation (depreciation)	13,306,375	11,205,835
Increase in Net Assets From Operations	27,322,523	39,316,164

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(3,300,007)	(4,500,007)
Decrease in Net Assets From Distributions to Shareholders	(3,300,007)	(4,500,007)

Fund Share Transactions (Note 8):
Net proceeds from sale of shares	7,505,544	17,394,947
Reinvestment of distributions	3,282,473	4,475,405
Cost of shares repurchased	(24,955,970)	(72,725,157)
Decrease in Net Assets From Fund Share Transactions	(14,167,953)	(50,854,805)
Increase (Decrease) in Net Assets	9,854,563	(16,038,648)

Net Assets:
Beginning of period	231,326,182	247,364,830
End of period*	$241,180,745	$231,326,182
*Includesundistributed net investment income of:	$342,661	$1,891,611

See Notes to Financial Statements.

22	Legg Mason Batterymarch S&P 500 Index Fund 2014 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2014[2]	2013	2012	2011	2010	2009[3]	2008[4]

Net asset value, beginning of period	$17.09	$14.68	$11.51	$11.61	$10.75	$9.06	$14.86

Income (loss) from operations:
Net investment income	0.13	0.26	0.22	0.18	0.16	0.13	0.22
Net realized and unrealized gain (loss)	1.94	2.43	3.15	(0.10)	0.88	1.59	(5.79)
Total income (loss) from operations	2.07	2.69	3.37	0.08	1.04	1.72	(5.57)

Less distributions from:
Net investment income	(0.25)	(0.28)	(0.20)	(0.18)	(0.18)	(0.03)	(0.23)
Total distributions	(0.25)	(0.28)	(0.20)	(0.18)	(0.18)	(0.03)	(0.23)

Net asset value, end of period	$18.91	$17.09	$14.68	$11.51	$11.61	$10.75	$9.06
Total return[5]	12.19%	18.71%	29.55%	0.56%	9.71%	19.00%	(37.47)%

Net assets, end of period (millions)	$232	$223	$236	$204	$229	$260	$239

Ratios to average net assets:
Gross expenses	0.63%[6]	0.64%	0.66%	0.61%	0.61%	0.62%[6]	0.57%
Net expenses[7,8,9]	0.59 [6]	0.59	0.59	0.59	0.59	0.59 [6]	0.55
Net investment income	1.46 [6]	1.68	1.61	1.41	1.44	1.88 [6]	1.72

Portfolio turnover rate	10%	21%	7%	5%	7%[10]	4%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2014 (unaudited).

[3]	For the period January 1, 2009 through September 30, 2009.

[4]	For the year ended December 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.59%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Prior to May 1, 2010, the expense limitation was 0.59% as a result of a contractual expense limitation.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s capital shares.

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2014 Semi-Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class D Shares[1]	2014[2]	2013	2012	2011	2010	2009[3]	2008[4]

Net asset value, beginning of period	$17.21	$14.78	$11.59	$11.68	$10.82	$9.11	$14.93

Income (loss) from operations:
Net investment income	0.15	0.29	0.24	0.21	0.19	0.14	0.24
Net realized and unrealized gain (loss)	1.95	2.45	3.17	(0.09)	0.87	1.60	(5.81)
Total income (loss) from operations	2.10	2.74	3.41	0.12	1.06	1.74	(5.57)

Less distributions from:
Net investment income	(0.28)	(0.31)	(0.22)	(0.21)	(0.20)	(0.03)	(0.25)
Total distributions	(0.28)	(0.31)	(0.22)	(0.21)	(0.20)	(0.03)	(0.25)

Net asset value, end of period	$19.03	$17.21	$14.78	$11.59	$11.68	$10.82	$9.11
Total return[5]	12.32%	18.93%	29.78%	0.85%[6]	9.80%	19.14%	(37.30)%

Net assets, end of period (millions)	$9	$8	$11	$12	$14	$17	$20

Ratios to average net assets:
Gross expenses	0.54%[7]	0.58%	0.42%	0.49%	0.47%	0.88%[7]	0.37%
Net expenses[8,9,10]	0.39 [7]	0.39	0.39	0.39	0.39	0.39 [7]	0.36
Net investment income	1.66 [7]	1.85	1.80	1.61	1.65	2.09 [7]	1.92

Portfolio turnover rate	10%	21%	7%	5%	7%[11]	4%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2014 (unaudited).

[3]	For the period January 1, 2009 through September 30, 2009.

[4]	For the year ended December 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 0.76% for the year ended September 30, 2011.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class D shares did not exceed 0.39%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Prior to May 1, 2010, the expense limitation was 0.39% as a result of a contractual expense limitation.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s capital shares.

See Notes to Financial Statements.

24	Legg Mason Batterymarch S&P 500 Index Fund 2014 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Batterymarch S&P 500 Index Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

Legg Mason Batterymarch S&P 500 Index Fund 2014 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

26	Legg Mason Batterymarch S&P 500 Index Fund 2014 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$235,584,771	—	—	$235,584,771
Investment in underlying funds	4,861,356	—	—	4,861,356
Total investments	$240,446,127	—	—	$240,446,127

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions.

Legg Mason Batterymarch S&P 500 Index Fund 2014 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.25% of the Fund’s average daily net assets.

28	Legg Mason Batterymarch S&P 500 Index Fund 2014 Semi-Annual Report

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays, Batterymarch and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A and Class D shares did not exceed 0.59% and 0.39%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

During the six months ended March 31, 2014, fees waived and/or expenses reimbursed amounted to $55,196.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended March 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$24,872,324
Sales	41,178,349

At March 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$106,204,703
Gross unrealized depreciation	(11,149,496)
Net unrealized appreciation	$95,055,207

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended March 31, 2014, the Fund did not invest in any derivative instruments.

Legg Mason Batterymarch S&P 500 Index Fund 2014 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A shares calculated at the annual rate of 0.20% of the average daily net assets of the class. Service and distribution fees are accrued and paid monthly.

For the six months ended March 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$228,813	$98,780
Class D	—	9,000
Total	$228,813	$107,780

For the six months ended March 31, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$48,214
Class D	6,982
Total	$55,196

6. Distributions to shareholders by class

	Six Months Ended March 31, 2014	Year Ended September 30, 2013
Net Investment Income:
Class A	$3,157,812	$4,324,319
Class D	142,195	175,688
Total	$3,300,007	$4,500,007

7. Transactions with affiliated companies

The Fund invests in securities that are components of the S&P 500 Index. Legg Mason Inc. is a component of the S&P 500 Index and is considered to be affiliated with the Fund. Investments in Legg Mason Inc. were made in accordance to its proportional weighting in the S&P 500 Index. The following transactions were effected in shares of Legg Mason Inc. for the six months ended March 31, 2014:

	Affiliate Value at 9/30/13	Purchased		Sold		Dividend Income	Affiliate Value at 3/31/14	Realized Loss
Company		Cost	Shares/Par	Cost	Shares/Par
Legg Mason Inc.	$55,477	—	—	$22,723	181	$625	$72,481	$(15,054)

8. Shares of beneficial interest

At March 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

30	Legg Mason Batterymarch S&P 500 Index Fund 2014 Semi-Annual Report

Transactions in shares of each class were as follows:

	Six Months Ended March 31, 2014		Year Ended September 30, 2013
	Shares	Amount	Shares	Amount
Class A
Shares sold	401,395	$7,315,377	1,008,785	$15,803,405
Shares issued on reinvestment	175,239	3,140,278	300,050	4,299,717
Shares repurchased	(1,341,168)	(24,320,938)	(4,360,656)	(66,983,731)
Net decrease	(764,534)	$(13,865,283)	(3,051,821)	$(46,880,609)

Class D
Shares sold	10,447	$190,167	102,688	$1,591,542
Shares issued on reinvestment	7,891	142,195	12,192	175,688
Shares repurchased	(34,821)	(635,032)	(377,736)	(5,741,426)
Net decrease	(16,483)	$(302,670)	(262,856)	$(3,974,196)

9. Capital loss carryforward

As of September 30, 2013, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
9/30/2017	$(16,177,712)
9/30/2018	(37,962)
$(16,215,674)

These amounts will be available to offset any future taxable capital gains.

10. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

Legg Mason Batterymarch S&P 500 Index Fund 2014 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

11. Subsequent event

Effective June 30, 2014, the Fund will be renamed QS Batterymarch S&P 500 Index Fund. Additionally at this time, the name of the Fund’s subadviser will change from Batterymarch Financial Management, Inc. to QS Batterymarch Financial Management, Inc. There is no change in the Fund’s investment objective as a result of these name changes. The effectiveness of these changes is contingent upon the closing of the acquisition of QS Investors by Legg Mason, Inc. For more information regarding these changes, please see the Fund’s prospectus.

32	Legg Mason Batterymarch S&P 500 Index Fund 2014 Semi-Annual Report

Board approval of management and

subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which Batterymarch Financial Management, Inc. (“Batterymarch”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with Batterymarch, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and

Legg Mason Batterymarch S&P 500 Index Fund	33

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and Batterymarch’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional S&P 500 Index funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and its benchmark performance index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2013. The Fund performed slightly below the median performance of the funds in the Performance Universe for the one-, three- and five-year periods, and below the median performance of the funds in the Performance Universe for the ten-year period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2013, which showed that the Fund’s performance was below the Lipper category average during the third quarter. After discussions with representatives of management, the Trustees noted that the Manager and Batterymarch were committed to providing the resources

34	Legg Mason Batterymarch S&P 500 Index Fund

necessary to assist the Fund’s portfolio managers and improve Fund performance relative to the S&P 500 Index. Based on its review, the Board generally was satisfied with the Fund’s performance and management’s efforts to improve Fund performance relative to the S&P 500 Index going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (the “Actual Management Fee”).

The Board also reviewed information regarding the scope of services provided to the Fund, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of seven retail no-load S&P 500 Index funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail no-load S&P 500 Index funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were higher than the median of management fees paid by the funds in the Expense Group and that the Fund’s Actual Management Fee was higher than the average management fee paid by the funds in the Expense Universe. This information also showed that the Fund’s total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and higher than the average total expense ratio of the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Legg Mason Batterymarch S&P 500 Index Fund	35

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

36	Legg Mason Batterymarch S&P 500 Index Fund

Legg Mason Batterymarch

S&P 500 Index Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten*

Kenneth D. Fuller

President

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective April 1, 2014, Ms. Duersten became a Trustee.

Legg Mason Batterymarch S&P 500 Index Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Batterymarch S&P 500 Index Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Batterymarch S&P 500 Index Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010131 5/14 SR14-2194

ITEM 2.	CODE OF ETHICS.

Not applicable

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	May 23, 2014